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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        --------------------------------



                    DATE OF REPORT:        SEPTEMBER 20, 2001
                                     --------------------------------
                                     (DATE OF EARLIEST EVENT REPORTED)



                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
                   ------------------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
           FLORIDA                      000-25273             59-3422536
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
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE     (I.R.S. EMPLOYER
       INCORPORATION)                     NUMBER)        IDENTIFICATION NUMBER)
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                360 CENTRAL AVENUE
              ST. PETERSBURG, FLORIDA                           33701
     ----------------------------------------             ----------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (727) 803-2040
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Insurance Management Solutions Group, Inc. (the "Company") is filing this Current Report on Form 8-K to report that on September 20, 2001 the Company entered into an agreement (the "Stock Purchase Agreement") with certain other parties to dispose of the stock of the Company's wholly-owned subsidiary, Geotrac of America, Inc. ("Geotrac"). The parties to the Stock Purchase Agreement are the Company, Geotrac, Geotrac Holdings, Inc. ("Geotrac"), Daniel J. White, the Daniel J. White Trust, the Sandra A. White Trust, and, solely for purposes of a non-competition covenant, Bankers Insurance Group, Inc. ("BIG"). Mr. White is currently a director of the Company and the President, Chief Executive Officer and a director of Geotrac. BIG is the Company's majority shareholder and principal customer.

                  The Stock Purchase Agreement contemplates that all issued and outstanding capital stock of Geotrac (the "Shares") will be purchased by Geotrac Holdings, Inc., a Delaware corporation formed by Daniel White and his spouse, Sandra A. White, for purposes of the acquisition of such stock. The purchase price payable for the Shares is to be $19,000,000 in cash plus 524,198 shares of the outstanding Common Stock, $.01 par value, of the Company ("Company Common Stock"). The Stock Purchase Agreement also contemplates that certain of the parties will enter into additional agreements as of the closing of the transactions contemplated by the Stock Purchase Agreement, including an agreement for the provision of certain ongoing flood zone determination services.

                  The transactions contemplated by the Stock Purchase Agreement are anticipated to close not later than January 31, 2002. However, the transactions contemplated by the Stock Purchase Agreement will not be consummated unless certain conditions are either satisfied or waived prior to closing. These conditions include, among other things, that the shareholders of the Company approve the Stock Purchase Agreement and the transactions contemplated thereby in accordance with Florida law. Although BIG (including its wholly-owned subsidiaries) owns sufficient shares of the outstanding Company Common Stock to approve or disapprove the Stock Purchase Agreement, BIG has informed the Company that it intends to vote its shares with respect to the transaction in the same manner as the holders of a majority of the outstanding shares of Company Common Stock held by persons other than BIG and its affiliates.

                  In addition, in order to consummate the transactions contemplated by the Stock Purchase Agreement, Geotrac Holdings will need to obtain substantial financing from third-party sources. As of the date hereof, Geotrac Holdings has received non-binding financing commitments totaling $17,000,000; however, no assurances can be given that such financing will ultimately be obtained. If for any reason Geotrac Holdings cannot finally obtain such financing, it may be unable to consummate the transactions contemplated by the Stock Purchase Agreement. In



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         such event, the Company may have no or only limited remedies available to it under the Stock Purchase Agreement.

                  The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement (including the Exhibits thereto), which is attached to this Current Report on Form 8-K as
         Exhibit 2.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                           NOT APPLICABLE.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                           NOT APPLICABLE.

         (C)      EXHIBITS.

2.1 STOCK PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 20, 2001, BY AND AMONG INSURANCE MANAGEMENT SOLUTIONS GROUP, INC., GEOTRAC OF AMERICA, INC., GEOTRAC HOLDINGS, INC., DANIEL J. WHITE, THE DANIEL J. WHITE TRUST, THE SANDRA A. WHITE TRUST, AND, SOLELY FOR PURPOSES OF SECTION 7.2, BANKERS INSURANCE GROUP, INC. (INCLUDING THE EXHIBITS THERETO).*






--------

         * The Disclosure Schedules to the Stock Purchase Agreement have been purposely omitted. Copies thereof will be furnished supplementally to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.


                                      By:   /s/ David M. Howard
                                          -----------------------------------
                                          David M. Howard
                                          President and Chief Executive Officer

Date: September 20, 2001


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